Stock-Based Compensation	12 Months Ended
Jan. 28, 2012
Stock-Based Compensation

6. Stock-Based Compensation

2007 Stock Incentive Plan

In 2007, the Company adopted the Francesca’s Holdings Corporation 2007 Stock Incentive Plan (the “2007 Plan”), to be administered by Board of Directors or a committee designated by its Board of Directors (the “Committee”). Under the 2007 Plan, awards may be in the form of stock options, restricted stock or phantom shares and may be granted to any employee, director or consultant of the Company. With respect to incentive stock options granted, the share exercise price shall not be less than the fair market price on the date of grant. For non-qualified stock options granted, the share exercise price of each option is determined by the compensation committee of the Board of Directors, which considers the estimated fair value of the Company’s stock when setting stock option price as of the date of each grant. The awards generally vest evenly over four to five years and have a ten year contractual term.

The CCMP Acquisition triggered a “Change of Control” that resulted in the acceleration of vesting, in accordance with the provisions of the 2007 Plan, of the 906,000 stock options issued and outstanding. Accordingly, the Company recognized compensation expense of $1.0 million included in selling, general and administrative expenses in the consolidated statements of operations for the fiscal year ended January 29, 2011 related to the accelerated vesting.

On April 28, 2010, the plan was amended to adjust the number of shares available for issuance to account for a 400-for-1 stock split. Accordingly, the number of shares authorized to be issued under the 2007 Plan increased to 2,105,200 shares. As of April 28, 2010, the Company can no longer grant awards under the 2007 Plan.

2010 Stock Incentive Plan

On February 27, 2010, the Company adopted the Francesca’s Holdings Corporation 2010 Stock Incentive Plan (the “2010 Plan”) to be administered by the Board of Directors or a Committee. Under the 2010 Plan, awards may be in the form of stock options, stock or restricted stock and may be granted to any officers, directors, eligible employees and consultants of the Company. Exercise prices shall not be less than the fair market value of the Company’s common stock at the date of grant as determined by the Board of Directors. The awards generally vest over four to five years and have a ten year contractual term.

On April 28, 2010, the plan was amended to adjust the number of shares available for issuance to account for a 400-for-1 stock split. Accordingly, the number of shares authorized to be issued under the 2010 Plan increased to 2,020,400 shares. As of July 14, 2011 the Company can no longer grant awards under the 2010 Plan.

On August 18, 2011, the vesting period for the options to purchase 545,333 shares of common stock granted on March 26, 2010 to our Chief Executive Officer (“CEO”) accelerated due to the performance targets achieved by CCMP and certain of their affiliates. The Company recognized compensation expense in the amount of $2.3 million in the third quarter of fiscal year 2011 as a result of the accelerated vesting of these options.

2011 Stock Incentive Plan

On July 14, 2011, the 2011 Equity Incentive Plan (the “2011 Plan”) was approved by the stockholders and became immediately effective. Under the 2011 Plan, awards may be in the form of nonqualified stock options, stock appreciation rights, stock bonuses, restricted stock, performance stock and other stock-based awards which can be granted to any officers, directors, employees and consultants of the Company. A total of 3,175,365 shares of common stock are authorized for issuance under the 2011 Plan. Awards granted under the 2011 Plan generally vest over three to five years and have a ten-year contractual life. As of January 28, 2012, there were 2,283,666 awards remaining that can be granted under the 2011 Plan.

Stock Option Award Modification

In November 2010, the Board of Directors authorized and paid a cash dividend equal to $2.39 per share on its common stock following the issuance of a senior secured credit facility (see Note 5). In accordance with applicable plan documents, stock option holders are entitled to an equitable adjustment to their stock option awards upon, among other events, a recapitalization of the Company. As a result, the Board of Directors approved the reduction of the exercise price of certain outstanding options (724,000 total options) in an amount equal to the per share cash dividend effective on December 12, 2010 to reduce the dilution effect of the cash dividend. No incremental compensation expense was recognized because the fair value of the awards did not increase as a result of the modification. Additionally, the Board of Directors allowed certain stock option holders (1,318,000 total options) to participate in the cash dividend in lieu of stock price adjustment. The Company recognized incremental compensation expense of $0.3 million in fiscal year 2010 related to vested options for which the option holders received a cash dividend in lieu of the decrease in exercise price.

Stock Options

The following table presents stock options granted, vested and expired and aggregate intrinsic value under the existing share-based compensation plans. The intrinsic value of the stock options was calculated based the closing price of the Company’s common stock on the last trading day closest to January 28, 2012.

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
		(Per share data)	(in Years)	(In thousands)
Outstanding as of January 29, 2011	2,443,088	$5.23	8
Options granted	882,099	$17.44	10
Options exercised	(140,075)	$3.60	8	$—
Options forfeited or expired	—	$—	—	$—
Outstanding as of January 28, 2012	3,185,112	$8.68	8	$44,751
Exercisable at January 28, 2012	1,436,392	$4.74	7	$25,846

During fiscal years 2011, 2010 and 2009, 882,099, 1,994,430 and 406,000 stock options, respectively, were granted at a weighted-average grant date fair value of $9.67, $3.99 and $2.77, respectively. In fiscal year 2011, proceeds from stock option exercises amounted to $0.5 million while the intrinsic value amounted to $1.7 million.

The fair value of stock options was estimated on the date of grant using Black Scholes option pricing model using the following assumptions:

	2011	2010	2009
Expected volatility	54.2% - 69.9%	54.2% - 60.6%	85.4%
Risk-free interest rate	1.1% - 2.11%	1.6% - 3.2%	0.9%
Weighted average term	6.0 - 6.5	6.27 - 6.5	2.00
Expected dividend yield	—	—	—

The risk-free interest rate was determined based on the rate of Treasury instruments with maturities similar to those of the expected term of the award being valued. The expected dividend yield was based on the Company’s expectations of not paying dividends on its common stock for the foreseeable future. The expected volatility incorporates historical and implied volatility of similar entities whose share prices are publicly available.

Stock-based compensation expense for the fiscal years ended January 28, 2012, January 29, 2011 and January 28, 2010 totaled approximately $4.7 million, $2.4 million and $0.1 million, respectively.

The following table summarizes information regarding non-vested outstanding stock options as of and for the fiscal year ended January 28, 2012:

	Options	Weighted Average Fair Value at Grant Date
Non-vested as of January 29, 2011	1,757,748	$4.27
Granted	882,099	$9.67
Vested	891,127	$4.15
Cancelled	—	—
Non-vested as of January 28, 2012	1,748,720	$7.06

As of January 28, 2012, there was approximately $11.2 million of total unrecognized compensation cost related to non-vested stock option awards that is expected to be recognized over a weighted-average period of 4 years. The total fair value of options vested during the fiscal years ended January 28, 2012, January 29, 2011 and January 30, 2010 was $3.7 million, $2.0 million and less than $0.1 million, respectively.

Restricted Stock Awards

On August 5, 2011, the Company granted 9,600 restricted stock awards, with an aggregate fair value of $0.2 million, to certain employees under the 2011 Plan.  These restricted stock awards vest in three equal annual installments on each anniversary from the grant date subject to continuous employment of the grantee.  The Company determined the fair value of the award based on the closing price of the Company’s stock on the grant date.